Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO THE CREDIT AGREEMENT

THIS AMENDMENT NO. 4 TO THE CREDIT AGREEMENT, dated March 8, 2017 (this “Amendment”), is entered into by and among SUNRUN INC., a Delaware corporation (“Sunrun”), AEE SOLAR, INC., a California corporation (“AEE Solar”), SUNRUN SOUTH LLC, a Delaware limited liability company (“Sunrun South”), and SUNRUN INSTALLATION SERVICES INC., a Delaware corporation (“Sunrun Installation Services” and, together with Sunrun, AEE Solar and Sunrun South, each, a “Borrower” and, collectively, the “Borrowers”), CLEAN ENERGY EXPERTS, LLC, a California limited liability company (“CEE” and, together with the Borrowers, each, a “Loan Party” and, collectively, the “Loan Parties”), and each of the Persons identified as a “Lender” on the signature pages hereto (each, a “Lender”) and acknowledged by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Administrative Agent (the “Administrative Agent”), and SILICON VALLEY BANK, as the Collateral Agent (the “Collateral Agent”).

RECITALS

WHEREAS, the Borrowers entered into the Credit Agreement, dated as of April 1, 2015 (as amended from time to time, the “Credit Agreement”), by and among the Borrowers, CEE, as a Guarantor, the Administrative Agent, the Lenders party thereto, Silicon Valley Bank, as the Collateral Agent, and Credit Suisse Securities (USA) LLC, as the Lead Arranger and Book Runner;

WHEREAS, pursuant to Section 11.01 of the Credit Agreement, no amendment to the Credit Agreement is effective unless executed by the Borrowers or the applicable Loan Party, as the case may be, and at least two (2) Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders and acknowledged by the Administrative Agent;

WHEREAS, this Amendment is not otherwise prohibited by Section 11.01 of the Credit Agreement;

WHEREAS, the Lenders party to this Amendment (the “Required Lenders”) have Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders under the Credit Agreement;

WHEREAS, the Borrowers and the Required Lenders desire to amend the Credit Agreement on the terms set forth herein; and

WHEREAS, each of the Administrative Agent and the Collateral Agent by execution of this Amendment is providing its acknowledgement required under Section 11.01 of the Credit Agreement.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

DEFINITIONS

1.01 Definitions.  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

1.02 Rules of Interpretation.  The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

ARTICLE 2

AMENDMENTS

2.01 Amendment to Section 5.05(b).  Section 5.05(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“Quarterly Financial Statements.  The most recently delivered unaudited Consolidated balance sheet of Sunrun, and the related Consolidated statements of income or operations and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Borrowers and their Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.”

2.02 Amendment to Section 6.01(b).  Section 6.01(b) of the Credit Agreement and the paragraph immediately following Section 6.01(b) of the Credit Agreement are hereby deleted in their entirety and replaced with the following text:

“Quarterly Financial Statements. As soon as available, but in any event within sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year of Sunrun, a Consolidated balance sheet and the related Consolidated statements of Sunrun, as at the end of such fiscal quarter, of income or operations and cash flows for the portion of Sunrun’s fiscal year then ended, which Consolidated statements shall also set forth in comparative form, (A) in the case of the Consolidated balance sheet, either the figures for the prior fiscal quarter of the current fiscal year or the figures for the prior fiscal year ended, (B) in the case of the Consolidated statement of income or operations, the figures for the corresponding fiscal quarter of the previous fiscal year and, (C) in the case of the Consolidated statement of cash flows, the corresponding portion of the previous fiscal year.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

All statements shall be provided in reasonable detail and prepared in accordance with GAAP and including management discussion and analysis of operating results inclusive of operating metrics in comparative form, such Consolidated statements to be certified by the chief executive officer, chief financial officer, treasurer or controller who is a Responsible Officer of Sunrun as fairly presenting the financial condition, results of operations and cash flows of Sunrun, subject only to normal year-end audit adjustments and the absence of footnotes.”

2.03 Amendment to Section 6.02.  The penultimate paragraph of Section 6.02 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(g) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (a) on which the Borrowers post such documents, or provide a link thereto on the Borrowers’ website on the Internet at the website address listed on Schedule 1.01(a); or (b) on which such documents are posted on the Borrowers’ behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website, related to an SEC filing or whether sponsored by the Administrative Agent); provided that: the Borrowers shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrowers to deliver such paper copies.  The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrowers with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.”

2.04 Amendment to Schedule 1.01(a).  Schedule 1.01(a) of the Credit Agreement is hereby amended by adding the following text to the end thereof:

“Borrowers’ Website Address for Purposes of the Penultimate Paragraph of Section 6.02 of the Credit Agreement:

http://investors.sunrun.com”

2.05 Amendment to Exhibit C.  Exhibit C of the Credit Agreement is hereby deleted in its entirety and replaced with the new Exhibit C attached hereto as Annex I.

ARTICLE 3

COVENANTS

3.01 Amendment to Schedule 5.21(g)(ii).  The Borrowers shall amend Schedule 5.21(g)(ii) of the Credit Agreement to reflect the Borrowers’ most recent update of all locations where any personal property Collateral is located at any premises owned or leased by a Loan Party with a

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Collateral value in excess of $1,000,000 and deliver to the Administrative Agent such amended Schedule 5.21(g)(ii) within forty-five (45) days of the Amendment Effective Date and, to the extent that a Collateral Access Agreement has not been put in place in connection with any such location disclosed on such amended Schedule 5.21(g)(ii), shall deliver to the Collateral Agent a fully executed Collateral Access Agreement within ninety (90) days of delivery of such amended Schedule 5.21(g)(ii).

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

Each Loan Party represents and warrants to each of the Lenders and the Administrative Agent, on the date hereof, that the following statements are true and correct:

4.01 Existence.  Such Loan Party is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization.

4.02 Power and Authority.  Such Loan Party has the requisite power and authority to execute and deliver this Amendment.

4.03 Due Authorization.  The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or limited liability company action on the part of such Loan Party.  The applicable resolutions of such Loan Party authorize the execution, delivery and performance of this Amendment by such Loan Party and are in full force and effect without modification or amendment.

4.04 Binding Obligation.  This Amendment has been duly executed and delivered by such Loan Party, and this Amendment and the Credit Agreement, as amended by this Amendment, constitute the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with the terms of this Amendment and the Credit Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

4.05 No Default or Event of Default.  As of the date hereof, no event has occurred and is continuing or would result from the consummation of the amendments contemplated by this Amendment that would constitute a Default or an Event of Default.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ARTICLE 5

CONDITIONS PRECEDENT

5.01 Conditions Precedent to Effectiveness.  The amendments contained in Article 2 of this Amendment shall not be effective until the date (such date, the “Amendment Effective Date”) that the following conditions precedent have been satisfied or waived by the Required Lenders:

(a)  The Administrative Agent shall have received copies of this Amendment executed by the Loan Parties and the Required Lenders, and acknowledged by the Administrative Agent and the Collateral Agent.

(b)  The Borrowers shall have paid all fees, costs and expenses of the Administrative Agent, the Collateral Agent and the Lenders incurred in connection with the execution and delivery of this Amendment (including third-party fees and out-of-pocket expenses of the Lenders’ counsel and fees of the Collateral Agent’s counsel and other advisors or consultants retained by the Administrative Agent).

(c)  The Borrowers shall have delivered or caused to be delivered any other customary documents as reasonably requested by the Administrative Agent in connection with this Amendment.

ARTICLE 6

GENERAL PROVISIONS

6.01 Notices.  All notices and other communications given or made pursuant hereto shall be made as provided in the Credit Agreement.

6.02 Severability.  In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

6.03 Headings.  Section headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

6.04 Governing Law.  This Amendment shall be governed by and construed in accordance with the law of the State of New York.

6.05 Counterparts.  This Amendment may be signed in any number of counterparts and each counterpart shall represent a fully executed original as if signed by all of the parties listed below.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

6.06 Ratification.  Except as amended hereby, the Credit Agreement and the other Loan Documents remain in full force and effect.

6.07 Amended Terms.  On and after the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent, the Collateral Agent or the Arranger under, the Credit Agreement or any other Loan Document.  Nothing contained in this Amendment shall be construed as a substitution or novation of the obligations of the Loan Parties outstanding under the Credit Agreement or instruments securing the same, which obligations shall remain in full force and effect, except to the extent that the terms thereof are modified by this Amendment.  Nothing expressed or implied in this Amendment shall be construed as a release or other discharge of the Loan Parties from any of their obligations or liabilities under the Credit Agreement or any other Loan Document.

6.08 Loan Document.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

6.09 Costs and Expenses; Indemnification; Reimbursement.  The parties hereto agree that this Amendment is subject to the costs and expenses, indemnification, reimbursement and related provisions set forth in Section 11.04 of the Credit Agreement.

6.10 Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial.  The submission to jurisdiction, waiver of venue, service of process and waiver of jury trial provisions set forth in Sections 11.14(b), (c) and (d) and 11.15 of the Credit Agreement, respectively, are hereby incorporated by reference, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

BORROWERS:	SUNRUN INC., a Delaware corporation

By:/s/ Robert P. Komin, Jr.
Name: Robert P. Komin, Jr.
Title: CFO

AEE SOLAR, INC., a California corporation

By:/s/ Robert P. Komin, Jr.
Name: Robert P. Komin, Jr.
Title: CFO

SUNRUN SOUTH LLC, a Delaware limited liability company

By:/s/ Robert P. Komin, Jr.
Name: Robert P. Komin, Jr.
Title: CFO

SUNRUN INSTALLATION SERVICES INC., a Delaware corporation

By:/s/ Robert P. Komin, Jr.
Name: Robert P. Komin, Jr.
Title: CFO

GUARANTOR:	CLEAN ENERGY EXPERTS, LLC, a California limited liability company

By:/s/ Robert P. Komin, Jr.
Name: Robert P. Komin, Jr.
Title: CFO

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Amendment No. 4 – Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Lender

By:/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By:/s/ Karim Rahimtoola
Name: Karim Rahimtoola
Title: Authorized Signatory

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Amendment No. 4 – Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Lender

By:/s/ Pat Layton
Name: Pat Layton
Title: Vice President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Amendment No. 4 – Credit Agreement]

GOLDMAN SACHS BANK USA, as Lender

By:/s/ Eddie Achagba
Name: Eddie Achagba
Title: Authorized Signatory

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Amendment No. 4 – Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as Lender

By:/s/ Richard Gerling
Name:Richard Gerling
Title:Senior Vice President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Amendment No. 4 – Credit Agreement]

SILICON VALLEY BANK, as Collateral Agent and Lender

By:/s/ Eric Jacobson
Name:Eric Jacobson
Title:Managing Director

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Amendment No. 4 – Credit Agreement]

NY GREEN BANK, a division of the New York State Energy Research & Development Authority, as Lender

By:/s/ Alfred Griffin
Name: Alfred Griffin
Title: President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Amendment No. 4 – Credit Agreement]

ANNEX I

Exhibit C

Compliance Certificate

[Attached]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT C

TO CREDIT AGREEMENT

Form of

Compliance Certificate

Financial Statement Date: [_______,_____]

TO:	Credit Suisse AG, Cayman Islands Branch, as Administrative Agent

RE:

Credit Agreement, dated as of April 1, 2015, by and among Sunrun Inc. (“Sunrun”), a Delaware corporation, AEE Solar, Inc., a California corporation, Sunrun South LLC, a Delaware limited liability company, and Sunrun Installation Services Inc., a Delaware corporation (collectively, the “Borrowers”), the Guarantors, the Lenders, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and Silicon Valley Bank, as Collateral Agent (as amended, modified, extended, restated, replaced or supplemented from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Credit Agreement)

DATE:	[Date]

The undersigned Responsible Officer1 hereby certifies as of the date hereof that [he/she] is the [_______________________] of Sunrun, and that, as such, [he/she] is authorized to execute and deliver this Compliance Certificate (this “Certificate”) to the Administrative Agent on the behalf of Sunrun and the other Loan Parties, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Loan Parties have delivered the year-end audited financial statements required by Section 6.01(a) of the Credit Agreement for the fiscal year of Sunrun ended as of the above date, together with the report and opinion of an independent certified public accountant required by Section 6.01(a) of the Credit Agreement.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Loan Parties have delivered the unaudited financial statements required by Section 6.01(b) of the Credit Agreement for the fiscal quarter of Sunrun ended as of the above date, which Consolidated financial statements fairly present the financial condition, results of

[1]	This Certificate should be from the chief executive officer, chief financial officer, treasurer or controller of the Borrowers, as applicable.

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operations and cash flows of Sunrun in accordance with GAAP as of such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under [his/her] supervision, a detailed review of the transactions and condition (financial or otherwise) of Sunrun and its Subsidiaries during the accounting period covered by such financial statements.

3. A review of the activities of Sunrun and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period Sunrun and each of the other Loan Parties performed and observed all their obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, during such fiscal period each of the Loan Parties performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

—or—

[to the best knowledge of the undersigned, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. The representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith are (i) with respect to representations and warranties that contain a materiality qualification, true and correct in all respects on and as of the date hereof and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects on and as of the date hereof, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5. The financial covenant analyses and information set forth on Schedule A attached hereto are true and accurate on and as of the date of this Certificate.

Delivery of an executed counterpart of a signature page of this Certificate by fax transmission or other electronic mail transmission (e.g., “pdf’ or “tiff’) shall be effective as delivery of a manually executed counterpart of this Certificate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SUNRUN INC., a Delaware corporation, as Borrower

By:
Name:
Title:

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Schedule A

Financial Statement Date: [_________,___] (“Statement Date”)

to the Compliance Certificate

($ in 000’s)

I.	Section 7.11(a) — Unencumbered Liquidity
A.

Sum of the Borrowers’ cash and Cash Equivalents (determined as of the last day of each month based on the average daily balance thereof during such month) held in deposit accounts and securities accounts in which the Collateral Agent has obtained a perfected first priority Lien subject to no other Lien: $

Compliance

The Borrowers [are] [are not] in compliance with Section 7.11(a) of the Credit Agreement as the Unencumbered Liquidity of $______________2, which has been measured as of the last day of the month ended [_______, 201__], [is] [is not] greater than or equal to the minimum permitted Unencumbered Liquidity amount of $25,000,000 required as of such month end.3

II.	Section 7.11(b) — Interest Coverage Ratio

A. Numerator (for the prior trailing 12-month period then ending on the most recent fiscal quarter end available):
i. Operating income (measured in accordance with GAAP) plus depreciation and amortization included in COGS	$
ii. [***] of general and administration costs (G&A, as measured in accordance with GAAP)	$
iii. [***] percent of sales and marketing costs (S&M, as measured in accordance with GAAP)	$
iv. [***] percent of research and development costs (R&D, as measured in accordance with GAAP)	$
v. Sum of Line II.A.i + Line II.A.ii + Line II.A.iii + Line II.A.iv	$

[2]	Insert Line I.A.
[3]

Pursuant to Section 7.11(a), an Event of Default shall not be deemed to have occurred solely as a result of the Borrowers’ failure to maintain an Unencumbered Liquidity of at least $25,000,000 as of any month end unless its Unencumbered Liquidity is less then such amount on two consecutive measurement dates; provided that Unencumbered Liquidity shall not be less than $20,000,000 as of the last day of any month.

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B.   Denominator (for the prior trailing 12-month period then ending on the most recent fiscal quarter end available, which is to be paid in cash, in each case, of or by the Borrowers and their Subsidiaries, other than Excluded Subsidiaries, for such period of measurement):

i.    all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP

$
ii. all interest paid or payable with respect to discontinued operations	$
iii. the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP	$

iv.  Aggregate cash Interest Charges of the Borrowers and their Subsidiaries, other than Excluded Subsidiaries (which Interest Charges shall not be determined on a Consolidated basis): Sum of Line II.B.i + Line II.B.ii + Line II.B.iii

$

C.	Interest Coverage Ratio (Line II.A.iii ÷ Line II.B.iv): to 1.00

Compliance

The Borrowers [are] [are not] in compliance with Section 7.11(b) of the Credit Agreement as the Interest Coverage Ratio of _____4 to 1.00 [is][is not] greater than or equal to the minimum permitted Interest Coverage Ratio of 2.00 to 1.00.

[4]	Insert Line II.C.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.